EXHIBIT 32.1

                      MILLENNIUM QUEST, INC.

                    CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of Millennium Quest, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     August 12, 2003         /s/ Dimitri Cocorinis
                             --------------------------------------
                             Dimitri Cocorinis
                             Chief Executive Officer


     August 12, 2003         /s/ Terry Cononelos
                             --------------------------------------
                             Terry Cononelos
                             Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Millennium Quest, Inc. and will be retained by Millennium Quest, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.